UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 31, 2003

                        Date of Report: February 5, 2004


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.


           (Exact name of registrants as specified in their charters)



         Delaware                001-11331                     43-1698480
         Delaware                333-06693                     43-1742520
         Delaware                000-50182                     43-1698481
         Delaware                000-50183                     14-1866671
      --------------          ---------------               -----------------
     (States or other         Commission file               (I.R.S. Employer
     jurisdictions of             numbers                 Identification Nos.)
     incorporation or
       organization)




                   One Liberty Plaza, Liberty, Missouri 64068
________________________________________________________________________________

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

We are filing the unaudited interim consolidated balance sheets and footnotes of Ferrellgas Partner's L.P. and Ferrellgas L.P.'s non-public general partner Ferrellgas, Inc. to update its most recent audited consolidated balance sheets.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc., its general partner


Date:  February 5, 2004                 By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: February 5, 2004                  By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)


                                        FERRELLGAS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: February 5, 2004                  By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



                                        FERRELLGAS FINANCE CORP.


Date: February 5, 2004                  By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS


        Exhibit No.          Description of Exhibit
        -----------          ----------------------

           99.15 Unaudited interim consolidated balance sheets of Ferrellgas, Inc. and footnotes as of October 31, 2003 and July 31, 2003.